                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant  [    ]

Check the appropriate box:

         [   ]   Preliminary Proxy Statement
         [ X ]   Definitive Proxy Statement
         [   ]   Definitive Additional Materials
         [   ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                               SRM NETWORKS, INC.
                 ---------------------------------------------
                (Name of Registrant as specified in its charter)


                  ---------------------------------------------
      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required
         [ ] $500 per each party to the controversy pursuant to Exchange Act
             Rule 14a-6(i)(3). [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             (1) Title of each class of securities to which transaction applies:
             (2) Aggregate number of securities to which transaction applies:
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):
             (4)    Proposed maximum aggregate value of transaction:
             (5)    Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1)    Amount Previously Paid:
                                           --------------------------------
             (2)    Form, Schedule or Registration Statement No.:
                                                                 ----------
             (3)    Filing Party:
                                 ------------------------------------------
             (4)    Date Filed:
                               --------------------------------------------

                               SRM NETWORKS, INC.
                       1241 North Central Avenue, Suite 7
                               Glendale, CA 91202

                                  -------------

                  NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 21, 2002

TO THE SHAREHOLDERS OF SRM NETWORKS, INC.:

         NOTICE IS HEREBY GIVEN, that the Special Meeting of the shareholders (the "Meeting") of SRM Networks, Inc., a corporation formed under the laws of the State of Nevada (the "Company") will be held at 2:00 P.M. on August 21, 2002 at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, at 101 East 52nd Street, New York, NY, 10022 for the following purpose:

1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger and all transactions and developments contemplated thereby, the purpose of which is to change the state of incorporation of the Company from Nevada to Delaware (the "Reincorporation").

         The purpose of the Merger is to reincorporate the Company in the State of Delaware. If the Merger is approved, the Company will be merged with and into a newly formed Delaware company that will have been incorporated for no other purpose. The Merger will effect no material change but to the Company's state of incorporation, the authorization of shares of preferred stock and the discontinuance of the provision barring shareholders of the Company from acting pursuant to written consent without a meeting. Shareholders will not receive any cash, stock or other property in connection with, or as a result of, the Merger.

         Shareholders of record at the close of business on July 5, 2002 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Whether you expect to attend the Meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the Meeting and prefer to vote in person, you can revoke your proxy.

PLEASE NOTE THAT MR. JAN BARCIKOWSKI, THE COMPANY'S CONTROLLING SHAREHOLDER, HAS INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" PROPOSAL 1 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDER IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THE PROPOSAL AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE PROPOSAL.

                                     By Order of the Board of Directors,
                                     /s/ Jan Barcikowski
                                     President, CEO and Chairman
August 8, 2002

                               SRM NETWORKS, INC.
                       1241 North Central Avenue, Suite 7
                               Glendale, CA 91202


           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 21, 2002

         This Proxy Statement is being furnished in connection with the solicitation by the board of directors of SRM Networks, Inc. (the "Company"), for use at the Special Meeting (the "Meeting") of shareholders (the "Shareholders") of the Company to be held on August 21, 2002 at 2:00 P.M. at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, at 101 East 52nd Street, New York, NY, 10022 and at any adjournment or postponement thereof.

         Only Shareholders of record at the close of business on July 5, 2002 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 35,475,000 shares of the Company's common stock (the "Common Shares"). Each outstanding Common Share is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Shareholder's directions and, unless contrary directions are given, will be voted for the proposal (the "Proposal") described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the board of directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

         The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal. Brokers holding Common Shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which instructions to vote are not provided by the owner.

                  The Board of Directors of the Company has adopted and approved the Proposal set forth herein and recommends that the Company's Shareholders vote "FOR" the Proposal. Approval of the Proposal requires the affirmative vote of a majority of the Company's outstanding Common Shares.

                  PLEASE NOTE THAT MR. BARCIKOWSKI, THE COMPANY'S CONTROLLING SHAREHOLDER, HAS INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" THE PROPOSAL. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDER IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THE PROPOSAL AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED FOR ITS APPROVAL.

         This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the Shareholders on or about August 9, 2002.

              The date of this Proxy Statement is August 8, 2002

                                TABLE OF CONTENTS

                                                                                                                    Page
                                                                                                                    ----

SUMMARY............................................................................................................    1
QUESTIONS AND ANSWERS ABOUT THE MEETING............................................................................    2
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS..................................................................    3
PROPOSAL 1:  APPROVAL OF THE MERGER................................................................................    4
         Description of the Merger.................................................................................    4
                  Summary Term Sheet...............................................................................    4
                  Material Terms of the Merger.....................................................................    7
                  Terms of the Merger Agreement....................................................................    8
                  Certain United States Federal Income Tax Consequences............................................    8
                  Accounting Treatment of the Merger...............................................................    8
                  Appraisal Rights.................................................................................    9
                  Interest of Certain Persons in the Merger........................................................    9
         Security Ownership of Certain Beneficial Owners and Management............................................   10
         Description of Securities.................................................................................   11
         Comparison of Rights of Security-holders..................................................................   12
         Shareholder Vote Required.................................................................................   17
STATEMENT OF ADDITIONAL INFORMATION................................................................................   18
GENERAL AND OTHER MATTERS..........................................................................................   19
SOLICITATION OF PROXIES............................................................................................   19
SHAREHOLDER PROPOSALS..............................................................................................   19


         EXHIBIT A - Merger Agreement
         EXHIBIT B - Certificate of Incorporation of SRM Networks, Inc
         EXHIBIT C - Bylaws of SRM Networks, Inc

                                     SUMMARY

         The following is a summary of the terms of the Proposal. This summary is qualified by the more detailed description appearing elsewhere in this proxy statement. Unless otherwise indicated, all references to "we", "us", and "our" refer to SRM Networks, Inc., a corporation formed under the laws of the State of Nevada. We urge you to carefully read this Proxy Statement, and the exhibits hereto, in their entirety because the information in this summary is not complete.

- The only item to be voted on at this meeting of our shareholders is the proposal to approve the Agreement and Plan of Merger whereby we will merge with and into SRM Networks, Inc., a corporation formed under the laws of the State of Delaware, to which we refer as SRM Delaware. See "Proposal 1:
         Approval of the Merger - Material Terms of the Merger."

- The Agreement and Plan of Merger provides that each issued and outstanding share of our common stock shall be converted into one share of common stock of SRM Delaware. As a result of the merger transaction, we shall cease to exist and all of our rights, assets, liabilities and obligations shall become the rights, assets, liabilities and obligations of SRM Delaware. See "Proposal 1: Approval of the Merger - Material Terms of the Merger."

- The sole purpose of the Agreement and Plan of Merger is to reincorporate our company in the State of Delaware. The certificate of incorporation of SRM Delaware is substantially similar to our articles of incorporation, with a few exceptions discussed under "Proposal 1:
         Approval of the Merger - Material Terms of the Merger," including the increased authorization of shares of preferred stock; see "Proposal 1:
         Approval of the Merger - Comparison of Rights of Security-holders" for a discussion of differences in our charter documents and state law.

- The reincorporation will not result in any change in our business, directors, management, fiscal year, assets or liabilities or the location of our principal executive offices. SRM Delaware has no current business operations, as it was incorporated for the sole purpose of effecting the Merger with us. Upon the Merger of our company into SRM Delaware, SRM Delaware will conduct the business that we are currently conducting.

- The conversion ratio in the Merger is one-to-one. Neither the number of shares nor the percentage thereof held by each of our shareholders will change as a result of the Merger. Each share of SRM Delaware's common stock outstanding after the effective time of the Merger will entitle the holder thereof to voting rights, dividend rights and liquidation rights substantially equivalent to the rights of holders of our common stock prior to the effective time of the Merger (except as provided below - see "Comparison of Rights of Security-holders").

- It will not be necessary for our shareholders, a term we use to distinguish the security-holders of our company from the future security-holders of SRM Delaware (to whom we refer as "stockholders"), to send us their certificates for shares of our common stock. See Section "Proposal1: Approval of the Merger - Description of the Merger."

- Shareholder approval of the Proposal requires the affirmative vote of a majority of our outstanding shares of common stock. Our controlling shareholder has already informed us that he will be voting in favor of the proposal set forth herein. The number of votes held by our controlling shareholder is sufficient to satisfy the shareholder vote requirement for the proposal. Therefore, no additional votes will be needed for its approval. See "Questions and Answers About the Meeting."

                     QUESTION AND ANSWERS ABOUT THE MEETING


What is being voted on at the Meeting?
         Our board of directors is asking shareholders to consider only one item at this Meeting:

         To approve the Agreement and plan of Merger attached hereto as Exhibit A as executed by and between our company and SRM Delaware on August 7, 2002 and all transactions and developments contemplated thereby (collectively, the "Merger");

What are the main terms of the Merger with SRM Delaware?
         We are currently governed by Nevada law. We are proposing the merger with SRM Delaware solely to reincorporate under Delaware law. We need at least a majority of the votes entitled to be cast to approve the merger for it to be adopted. If the merger agreement is adopted:

         We will merge with and into SRM Delaware, a Delaware corporation. SRM Delaware will be the surviving corporation in the merger.

         We will continue to do business under the name of "SRM Networks, Inc."

         Our business, directors, management, fiscal year, assets or liabilities and the location of our principal executive offices will remain unchanged by the merger.

          We will be governed by Delaware law and by the certificate of incorporation and bylaws of SRM Delaware, which are similar to our articles of incorporation and bylaws and are attached to this proxy statement as Exhibit B and Exhibit C, respectively, with the exception that we will be authorized to issue 32,000,000 shares of preferred stock and that shareholders of SRM Delaware will not be prohibited from taking corporate action pursuant to written consent in lieu of a meeting.

What rights do I have if I am opposed to the Merger?
         Under Nevada law, we are not required to provide dissenting shareholders with a right of appraisal on the matter to be voted upon at the Meeting and shareholders are accordingly not granted this right. Shares of our common stock will automatically be converted into shares of common stock of SRM Delaware with no action required on your part.

Who can vote at the Meeting?
         Our board of directors has set August 21, 2002 as the record date for the Meeting. Only persons holding shares of our common stock of record at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting. Each share of our common stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the Meeting. On the record date there were 35,475,000 shares of our common stock outstanding held by a total of 10 shareholders of record.

What constitutes a quorum for the Meeting?
         To have a quorum, we need one-third of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each will be tabulated separately. The shares held by Jan Barcikowski, our controlling shareholder, suffice for a quorum to be met, and we have been informed by Mr. Barcikowski that he will be present at the Meeting, whether in person or by proxy.

How do I vote?
         If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

Can I change my vote after I return my proxy card?
         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

         Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

The Merger.
----------
         The approval of the merger with and into SRM Delaware requires the affirmative vote of a majority of our outstanding votes that are entitled to be cast at the Meeting. The shares of stock held by Mr. Barcikowski represent enough votes to approve this proposal and he has informed us that he intends to approve the merger with and into SRM Delaware.

Other Matters.
-------------
         If you hold your shares of stock in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

         Votes cast by proxy will be tabulated by an automated system administered by Pacific Stock Transfer Company, our transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent person that we will appoint to act as election inspector for the Meeting.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from our future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward_looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward_looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward_looking statements as a result of various factors. We undertake no obligation to update publicly any forward_looking statements for any reason, even if new information becomes available or other events occur in the future.

                                   PROPOSAL 1

                             APPROVAL OF THE MERGER

DESCRIPTION OF THE MERGER

         On August 7, 2002, an Agreement and Plan of Merger was signed by and between our company and SRM Networks, Inc., a corporation incorporated in the State of Delaware ("SRM Delaware"). The Agreement and Plan of Merger is referred to in this Proxy Statement as the Merger Agreement.

         The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code, whereby we will be merged with and into SRM Delaware, our separate corporate existence shall cease, and SRM Delaware shall continue as the surviving corporation of the merger (the "Merger"). In the Merger, each issued and outstanding share of our common stock shall be converted into one share of common stock of SRM Delaware with no action required on the part our shareholders.

         Our board has recommended that our state of incorporation be changed from Nevada to Delaware. Reincorporation in Delaware will not result in any change in our business, management, assets, liabilities or net worth. Reincorporation in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware.

         The following are answers to some of the questions about the Merger that you, as one of our shareholders, may have. We urge you to read this Proxy Statement, including the Merger Agreement, carefully because the information in this section is not complete.

                               Summary Term Sheet

Who are we Merging with?
         We are merging with SRM Delaware, Delaware corporation to which we refer as SRM Delaware.

Has the Board of Directors approved the Merger?
         Yes. The Merger Agreement was executed on August 7, 2002. Our board of directors approved the Merger Agreement, and all transactions and developments contemplated thereby and resolved to seek approval of our shareholders therefor on August 21, 2002.

How will the Merger work?
         The Merger will be a very simple, straight-forward transaction. We will merge with and into SRM Delaware and cease to exist as a separate entity. SRM Delaware will be the surviving corporation.

Do I have the right to vote on the Merger?
         Yes, you do. That is the main purpose of this Proxy Statement. We are soliciting your vote in favor of the Merger.

Is your financial condition relevant to my decision whether to vote for the Merger?
         No, we do not believe that it is. The business of our company will not change, nor will any of our officers or directors. In addition, no securities are being issued as a result of the Merger, whether to a third party or otherwise. We are not paying any finders' fees, brokers' fees or any other such fees nor have we engaged the services of an investment bank or other entity to advise us.

How do I exchange my shares of common stock?
         You do not. Your shares will automatically be converted into shares of common stock of SRM Delaware. You have the right to vote on the Merger, but there is no step that you are required to take.

How many shares will I have after the Merger?
          The number of shares you own will remain the same.

What is the conversion ratio?
         The ratio is one-for-one.

What are the benefits of the reincorporation?
         The purpose of the reincorporation is to change the state of our incorporation from Nevada to Delaware and to take advantage of the benefits offered by Delaware corporate law. The reincorporation is intended to permit us to be governed by the Delaware General Corporation Law (which we refer to as the "DGCL") rather than by the Nevada Revised Statutes (which we refer to as the "NRS").

          The principal reasons that led our board of directors to determine that reincorporation in Delaware is in the best interests of our company and our shareholders are outlined below:

         (i) The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that State;

         (ii) The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States;

         (iii) Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs, and

         (iv) The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues to meet the needs of parties engaged in corporate litigation.

         We anticipate that the DGCL will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of our company and our relationships and contacts with others. In addition, see "Comparison of Rights of Security-holders" below.

What are the disadvantages of the reincorporation?
         Despite the belief of our board that the reincorporation is in the best interests of our company and that of our shareholders, the NRS and the DGCL differ in some respects. The DGCL may not afford stockholders the same rights as the NRS. On balance, however, we believe it is favorable for us to reincorporate in Delaware.

What is the effect of the reincorporation on our company?
         The reincorporation has been approved by our board of directors, as has the Merger Agreement attached hereto as Exhibit A whereby the reincorporation will be effectuated. If we receive approval for the proposal to adopt the Merger Agreement, the Merger will become effective when a certificate of merger and articles of merger are filed with the Secretary of State of Delaware and the Secretary of State of Nevada, respectively. This filing is anticipated to be made as soon as possible after the Meeting. At the effective time of the Merger:

         We will merge with and into SRM Delaware, with SRM Delaware being the surviving corporation;

         Our board of directors will not change;

         We will cease to be governed by the NRS and will be governed by the DGCL; and

         SRM Delaware will be governed by its certificate of incorporation and bylaws, which we have attached as Exhibit B and Exhibit C to this proxy statement.

        The reincorporation is subject to conditions, including approval by a majority of the votes entitled to be cast at the meeting of our shareholders to which this Proxy Statement relates.

What is the effect of the reincorporation on the holders of our securities?
         The reincorporation will have minimal effect on our existing security holders. At the effective time of the Merger, all our securities will be converted into securities of SRM Delaware. At the effective time of the Merger, the conversion will occur as follows:

         All of our common stock will be converted into shares of common stock, $.001 par value, of SRM Delaware;

         Each share certificate that represented a share of our common stock immediately prior to the effective time of the Merger will thereafter be deemed to represent one share of SRM Delaware's common stock without any action on the part of the holder;

         We have no derivatives outstanding.

        Will our business change after the reincorporation?
         No. The reincorporation will not result in any change in our business, directors, management, fiscal year, assets or liabilities or the location of our principal executive offices. SRM Delaware will also have its principal office located at 1241 North Central Avenue, Suite 7, Glendale, CA 91202. SRM Delaware has no current business operations, as it was incorporated for the sole purpose of effecting the Merger with us. Upon the Merger of our company into SRM Delaware, SRM Delaware will conduct the business that we are currently conducting.

         Each share of SRM Delaware's common stock outstanding after the effective time of the Merger will entitle the holder thereof to voting rights, dividend rights and liquidation rights equivalent to the rights of holders of our common stock prior to the effective time of the Merger (except as provided below - see "Comparison of Rights of Security-holders"). Shares of our common stock are currently traded on the over-the-counter market and are quoted on the OTC Bulletin Board under the symbol "SRMW." Following the effective date of the Merger, shares of common stock of SRM Delaware will remain traded on the over-the-counter market. Our symbol will in all likelihood change, but we cannot tell you what our new symbol will be.

How do the rights of shareholders compare before and after the reincorporation?
         We are organized as a corporation under the laws of Nevada. If the reincorporation is approved, we will merge with SRM Delaware and will then be a corporation incorporated under the laws of Delaware following the Merger. As a Nevada corporation, we are governed by the NRS, our articles of incorporation and our bylaws. As a Delaware corporation we will be governed by; the DGCL, SRM Delaware's certificate of incorporation, attached to this proxy statement as Exhibit B, as may be further amended from time to time and SRM Delaware's bylaws, attached to this proxy statement as Exhibit C, as may be further amended from time to time.

         Certain material differences between the applicable Nevada and Delaware law and among these documents are summarized below. The comparison of certain rights of our shareholders before and after the reincorporation set forth below is not complete and is subject to and qualified in its entirety by reference to Nevada law, Delaware law, SRM Delaware's certificate of incorporation, SRM Delaware's bylaws, our articles of incorporation and our bylaws, copies of which may be obtained from us by writing us at 1241 North Central Avenue, Suite 7, Glendale, CA 91202, attention Secretary.

Will the shares to be issued in the Merger be freely trading?
         The shares that are not currently freely trading will remain restricted. No shares will be "issued" as that term is typically understood. Rather, currently outstanding shares will be converted into shares of SRM Delaware. We do not anticipate that the Merger will in any way affect the status of our shares that are currently freely trading, other than that their ticker symbol will change.

When do you expect the Merger to be completed?
         We hope to complete the Merger as soon as possible, assuming that all the conditions to the closing of the Merger as set forth in the Merger Agreement are completed to the satisfaction of the parties.

What are the tax consequences of the Merger?
         The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, no gain or loss would generally be recognized by our U.S. shareholders upon conversion of their shares of common stock in our company into shares of common stock in SRM Delaware pursuant to the Merger. We believe, but cannot assure you, that there will no tax consequences for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

What remedy do I have if I did not vote for the Merger?
         Nevada law does not require the provision of appraisal rights in this situation and we will not provide such rights.

What do I need to do in order to vote?
         After reading this document, you will need to execute the Proxy Card provided you herewith, and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the Meeting and vote in person.

Who can help answer my questions?
         If you have more questions about the Merger you should contact Jody R. Samuels, Esq., at:

         Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP
         101 East 52nd Street, 9th Floor
         New York, NY 10022

         Telephone No.:    (212) 752-9700

If you have questions about our business, you should contact Jan Barcikowski, President CEO, at:

         SRM Networks, Inc.
         1241 North Central Avenue, Suite 7
         Glendale, CA 91202

         Telephone:        (818) 243-1181

Material Terms of the Merger

         In order to effect the reincorporation (the "Reincorporation") of SRM Networks, Inc. (the "Company") in Delaware, the Company will be merged with and into SRM Delaware, a newly formed company incorporated in Delaware. Prior to the merger (the "Merger"), SRM Delaware will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of SRM Delaware and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Delaware, the board of directors of the Company (the "Board") has approved, and recommends to its shareholders (the "Shareholders") for their adoption and approval, the Agreement and Plan of Merger dated August 7, 2002 (the "Merger Agreement") pursuant to which the Company will be merged with and into SRM Delaware. The full texts of the Merger Agreement, the certificate of incorporation (the "Certificate") and bylaws (the "Bylaws") of the successor Delaware corporation under which the Company's business will be conducted after the Merger are attached hereto as Exhibit A, Exhibit B and Exhibit C respectively. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits.

         According to the terms of the Merger Agreement by and between the Company on the one side and SRM Delaware on the other side, the Company and SRM Delaware have determined that the Merger between the Company and SRM Delaware is in the best interests of their respective security-holders. The Merger is to be effected through a conversion of the shares of common stock currently issued and outstanding (the "Common Shares) into shares of common stock of SRM Delaware (the "Common Stock")

         The Certificate provides for the authorization of thirty-two million (32,000,000) shares of so-called "blank check" preferred stock (the "Blank Check Preferred Stock"). The Board and the board of SRM Delaware (the "SRM Delaware Board") believe that it is advisable and in the best interests of SRM Delaware and its stockholders (the "Stockholders") to have available for issuance such shares in order to provide SRM Delaware with greater flexibility in financing its continued operations and undertaking capital restructuring, financing and future acquisitions. The Board believes that Blank Check Preferred Stock will provide SRM Delaware with a capital structure better suited to meet its short and long term capital needs. Having the Blank Check Preferred Stock will permit SRM Delaware to negotiate the precise terms of an equity instrument by simply creating a new series of preferred stock without incurring the cost and delay in obtaining stockholder approval. This will, in the anticipation of the Board, allow SRM Delaware to more effectively negotiate with, and satisfy the precise financial criteria of, any investor or transaction in a timely manner.

         Consequently, once authorized, the dividend or interest rates, conversion rates, voting rights, redemption prices, maturity dates and similar characteristics of such preferred stock will be determined by the SRM Delaware Board, without the necessity of obtaining approval of the Stockholders.

         The Company's Articles contain a provision prohibiting the Shareholders from acting by written consent in lieu of a meeting. The Board has concluded that this provision is not in the best interests of the Company and the Shareholders. Consequently, it was determined not to replicate this provision by virtue of the Merger; accordingly, neither the Certificate nor the Bylaws contains it.

         The terms of the Merger Agreement are more fully described below.

Terms of the Merger Agreement
         The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit A. Shareholders are urged to read the Merger Agreement carefully as it is the legal document that governs the Merger.

         The Merger. Subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into SRM Delaware, the Company's separate legal existence shall cease and SRM Delaware shall continue as the surviving corporation.

         Effect of the Merger. The presently issued and outstanding Common Shares shall be converted on a one-for-one basis into shares of Common Stock. SRM Delaware, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. SRM Delaware shall be governed by the DGCL and succeed to all rights, assets, liabilities and obligations of the Company in accordance with the DGCL.

         Articles of Incorporation and Bylaws of SRM Delaware Following the Merger. The Merger Agreement provides that the Certificate of Incorporation and Bylaws of SRM Delaware, as in effect at the Effective Time, will be the Certificate of Incorporation and Bylaws, respectively, of the surviving corporation following the Merger.

         Directors and Officers of SRM Delaware Following the Merger. The Merger Agreement provides that the directors and officers of the Company as of the Effective Time shall be the directors and officers of SRM Delaware, who shall serve as directors and officers of SRM Delaware until their respective successors are duly elected or appointed and qualified.

         Conditions to the Merger. The obligations of the Company and SRM Delaware to effect the Merger are subject to the satisfaction or waiver on or prior to the Effective Time of the approval of the Shareholders of the Merger Agreement, as well as approval of Mr. Barcikowski acting in his current capacity of SRM Delaware's sole stockholder. In addition, both the Company and SRM Delaware shall have taken all necessary action to authorize the execution, delivery and performance of the Merger Agreement.

Certain United States Federal Income Tax Consequences
         The Merger is intended to qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code. In general, provided that the Merger does so qualify, no gain or loss will be recognized for federal income tax purposes by holders of Common Shares with respect thereto on the conversion of their Common Shares into shares of Common Stock and no gain or loss will be recognized for federal income tax purposes by the Company or SRM Delaware.

Accounting Treatment of the Merger
         The transaction is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquiror and SRM Delaware is the legal acquiror. The management of the Company will be the management of SRM Delaware. Since the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be accounted for as a reduction of additional paid-in capital.

Appraisal Rights
         Under Nevada law, the state in which the Company is incorporated, the Company is not required to provide dissenting Shareholders with a right of appraisal on the matter to be voted upon in connection herewith and Shareholders are accordingly not provided with such right.

Interests of Certain Persons in the Merger
         No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Proposal set forth herein, which is not shared by all other Shareholders pro rata.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of August 8, 2002, the Company's authorized capitalization consisted of 50,000,000 Common Shares, par value $.001 per share. As of August 8, 2002, there were 35,475,000 Common Shares outstanding, all of which were fully paid, non-assessable and entitled to vote. Each Common Share entitles its holder to one vote on each matter submitted to the Shareholder.

         The following table sets forth, as of August 8, 2002, the number of Common Shares of the Company owned by (i) each person who is known by the Company to own of record or beneficially five percent (5%) or more of the Company's outstanding shares, (ii) each director of the Company, (iii) each of the executive officers, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned.

                                                  Number of Common Shares           Percentage  of  Common  Shares
Name and Address of Beneficial Owner              Beneficially Owned (1)            Beneficially Owned
------------------------------------              ----------------------            ------------------
Jan Barcikowski
Hegibach Strasse 22
8032 Zurich,  Switzerland                         27,500,000                        77.6%

All Directors and Officers as a group
 (1 persons)                                      27,500,000                        77.6%

---------

(1) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

DESCRIPTION OF SECURITIES

Common Shares
         The Company is authorized to issue 50,000,000 Common Shares, par value $.001 per such share and 5,000,000 shares of preferred stock (the "Preferred Shares"), par value $.001 per such share. As of August 8, 2002, there were 35,475,000 Common Shares issued and outstanding and no Preferred Shares issued and outstanding.

         Each Shareholder is entitled to a pro rata share of cash distributions on their Common Shares made to Shareholders, including dividend payments. The holders of Common Shares are entitled to one vote for each share of record on all matters to be voted on by Shareholders. There is no cumulative voting with respect to the election of directors or any other matter. Therefore, the holders of more than 50% of the Common Shares voted for the election of those directors can elect all of the directors. The holders of Common Shares are entitled to receive dividends when, as and if declared by the Board from funds legally available therefor. Cash dividends are at the sole discretion of the Board. In the event of the Company's liquidation, dissolution or winding up, the holders of Common Shares are entitled to share ratably in all assets remaining available for distribution to them after payment of the Company's liabilities and after provision has been made for each class of stock, if any, having any preference in relation to the Common Shares. Holders of Common Shares have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable thereto.

         Dividend Policy. The Company has never declared or paid a cash dividend on its capital stock. The Company does not expect to pay cash dividends on Common Shares in the foreseeable future. The Company currently intends to retain its earnings, if any, for use in its business. Any dividends declared in the future will be at the discretion of the Board and subject to any restrictions that may be imposed by the Company's creditors, if any.

Preferred Shares
         The Company is authorized to issue 5,000,000 shares of preferred stock. SRM Delaware, however, is authorized to issue 32,000,000 shares of "blank check" preferred stock, par value $.001 per share ("Blank Check Preferred Stock"), none of which is issued. The SRM Delaware Board is vested with authority to divide the shares of Blank Check Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of any such series.

         SRM Delaware was incorporated with the ability to issue shares of Blank Check Preferred Stock and provisions authorizing the SRM Delaware Board to designate and issue such shares because the Board believes that it is advisable and in the best interests of the surviving corporation to have available shares of preferred stock to provide it with greater flexibility in financing its operations and undertaking capital restructuring, financing and future acquisitions. The Board believes that the Blank Check Preferred Stock will provide SRM Delaware with a capital structure better suited to meet its short and long term capital needs. Having Blank Check Preferred Stock will permit the SRM Delaware Board to negotiate the precise terms of an equity instrument by simply creating a new series of preferred stock without incurring the cost and delay in obtaining stockholder approval. The Board believes that this will allow SRM Delaware to more effectively negotiate with, and satisfy the precise financial criteria of, any investor or transaction in a timely manner.

         Consequently, the dividend or interest rates, conversion rates, voting rights, redemption prices, maturity dates and similar characteristics of such preferred stock will be determined by the SRM Delaware Board, without the necessity of obtaining approval of the Stockholders. Please see the Certificate attached as Exhibit B hereto for the provision authorizing the Blank Check Preferred Stock.

Transfer Agent
         The Company's transfer agent is Pacific Stock Transfer Company. The transfer agent's mailing address is 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada, 89119.

COMPARISON OF THE RIGHTS OF SECURITY-HOLDERS

General

         The Board has recommended that the Company's state of incorporation be changed from Nevada to Delaware. Reincorporation in Delaware will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.

         Assuming Shareholder approval of the Reincorporation and upon acceptance for filing of the appropriate certificates of merger with the Secretary of State of Delaware and the Secretary of State of Nevada, the Company will be merged with and into SRM Delaware pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law (the "DGCL") and the Certificate of Incorporation and Bylaws set forth in Exhibit B and Exhibit C, respectively. Upon the effective time of the Reincorporation, each outstanding share of stock of the Company will automatically be converted into one share of the corresponding class of stock of SRM Delaware.

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF SRM DELAWARE. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

         The Board believes that the Reincorporation will provide greater flexibility for both the management and business of the Company.

         Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

         The Company is a Nevada corporation and the Nevada Revised Statutes (the "NRS") and the Articles of Incorporation and the bylaws of the Company govern the rights of its shareholders. SRM Delaware is a Delaware corporation and the rights of its stockholders are governed by the DGCL and the Certificate of Incorporation and Bylaws of SRM Delaware. For purposes of the following discussion, the terms DGCL and NRS shall be understood to include all law of the respective state, whether statutory or otherwise.

          Certain Material Differences Between the Corporation Laws of
                              Nevada and Delaware

Authorized Capital

The authorized capital stock of the Company consists of 50,000,000 shares of $0.001 par value Common Stock, of which 35,475,000 are issued and outstanding as of the date hereof and 5,000,000 Preferred Shares, par value $0.001 per share, none of which is issued and outstanding.

The authorized capital stock of SRM Delaware consists of 50,000,000 shares of Common Stock, par value $0.001 per share, one of which is issued and outstanding, and 32,000,000 shares of blank check preferred stock, par value $0.001 per share (the "Blank Check Preferred Stock"), none of which is issued and outstanding. Both the Company's Articles and SRM Delaware's Certificate authorize the respective board of directors to issue shares of preferred stock in one or more series and to fix the designations, preferences, powers and rights of the shares to be included in each series.

Voting Power of Common Stock

Each holder of Common Shares has the right to cast one vote for each such Common Share held of record on all matters voted on by the Shareholders, including the election of directors. Shareholders have no cumulative voting rights.

Each holder of shares of Common Stock has the right to cast one vote for each share of Common Stock held of record on all matters voted on by the Stockholders, including the election of directors. Stockholders have no cumulative voting rights.

Board of Directors

The Company's Articles require that the number of its directors shall be between one and fifteen. The Company's board presently consists of one director. Directors are elected at the annual meeting of shareholders, and at each annual meeting thereafter. Directors are elected by a majority of the votes cast at a meeting of shareholders by such shareholders as are entitled to vote on the election of directors.

SRM Delaware's Bylaws do not require that a specific number of directors shall serve on its board. SRM Delaware's board presently consists of one director. Directors are elected at the annual meeting of stockholder, and at each annual meeting thereafter. Directors are elected by a majority of the votes cast at a meeting of stockholders by such stockholders as are entitled to vote on the election of directors.

Classified Board of Directors

The Delaware Law permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of three years or until their successors are elected to take office.

The Nevada Law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Since neither the Company nor SRM Delaware has a classified board, there will be no difference in stockholders' rights with respect to this issue; while the Articles do provide for a classified board, there is at present no more than one director of the Company, thus vitiating the applicability of the provision.

Cumulative Voting

Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

The Nevada Law permits cumulative voting in the election of directors as long as certain procedures are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. Since neither SRM Delaware nor the Company utilizes cumulative voting, there will be no significant difference in stockholders' rights with respect to this issue.

Vacancies on the Board of Directors

Under the Delaware Law, vacancies on the board of directors will be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum unless otherwise provided in the certificate of incorporation or bylaws. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

Similarly, the Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The Bylaws of SRM Delaware and bylaws of the Company address the issue of director vacancies in substantially the same manner. Therefore, the change from Delaware law to Nevada law will not alter stockholders' rights with respect to filling vacancies.

Removal of Directors

Under both the Delaware Law and the Nevada Law, any director or the entire board of directors may be removed, with or without cause, upon the vote of the shares entitled to vote in the election of directors. Under the Delaware Law, a majority vote is required to remove a director. Under the Nevada Law, a director may be removed only by the vote of stockholders casting not less than two-thirds of the outstanding voting rights. The Company has further increased the stringency of this stipulation by including in its Articles a provision requiring that (1) a minimum affirmative vote of 75% be voted to remove the director, and (2) that any such removal must be for cause. No such provision in the Certificate.

Indemnification of Officers and Directors and Advancement of Expenses

The Delaware Law and the Nevada Law have substantially identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents, except that the Nevada Law provides broader indemnification in connection with stockholder derivative lawsuits. The Delaware Law and the Nevada Law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding.

The Delaware Law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Delaware corporation has the discretion to decide whether or not to advance expenses.

Under the Nevada Law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a corporation may have no discretion to decide whether or not to advance expenses. There will be no difference in stockholders' rights with respect to this issue because the Bylaws and the Company's bylaws each provide for advancement of expenses.

Limitation on Personal Liability of Directors

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, unless that liability arises from breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, unlawful payment of dividends or unlawful stock purchase or redemption, or transactions from which the director derives improper personal benefit. SRM Delaware's Certificate contains a provision limiting, to the extent permitted by the Delaware Law, the liability of directors to SRM Delaware for breach of fiduciary duty.

The Nevada Law provides that, with certain statutory exceptions, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or omission in his capacity as a director or officer unless it is proven that his act of omission constituted a breach of his fiduciary duties as a director or officer and his breach involved intentional misconduct, fraud or a knowing violation of the law. This provision is broader than the analogous provision in the Delaware Law, in that it is mandatory rather than optional, covers officers as well as directors and, unlike the Delaware Law, does not exclude from the limitation of liability any act or omission constituting breach of that director or officer's duty of loyalty. The Articles state that personal liability of the directors and officers of the Company is eliminated for breaches of fiduciary duty.

Dividends

The Delaware Law is more restrictive than the Nevada Law with respect to when dividends may be paid. Under the Delaware Law, subject to any restrictions provided in the certificate of incorporation, a corporation may declare dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).

The Nevada Law provides that except as otherwise provided in its articles of incorporation, no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations

Both the Delaware Law and the Nevada Law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder.

Under the Delaware Law, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least two thirds of the corporation's outstanding voting stock at an annual or special meeting and not by written consent, excluding shares owned by the interested stockholder. The Delaware Law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock. The Delaware Law allows corporations to opt-out of the statute with provisions expressly electing not to be governed by such statutory provisions.

The Nevada Law regulates business combinations more stringently. First, an interested stockholder is defined as a beneficial owner of ten percent (10%) or more of the voting power. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors, as opposed to the Delaware Law's provision that allows interested stockholder combinations with board or stockholder approval. Finally, after the three-year period, combinations remain prohibited unless they are approved by the board of directors or a majority of the outstanding voting power not beneficially owned by the interested party, or the interested stockholders satisfy certain fair-value requirements. As in Delaware, a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation. Neither SRM Delaware's Certificate nor the Articles contains provisions electing not to be governed by such statutory provisions. In fact, the Articles contain extensive limitations on business combinations; however, the Merger satisfies the pertinent tests and it will thus not be constrained or affected by the Company's stringent requirements.

Amendment to Certificate/Articles of Incorporation

Both the Delaware Law and the Nevada Law provide that approval of proposed amendments to a corporation's certificate (in Delaware) or articles (in Nevada) of incorporation require the affirmative vote of holders of a majority of all outstanding shares entitled to vote, with each stockholder being entitled to one vote for each share so held. Both states provide that the board of directors may without stockholder approval fix the voting powers, designations, preferences, limitations, restrictions and rights of a class of stock, on condition that the corporation's organizational documents grant that power to its board of directors. Holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so as to affect them adversely.

Under the Nevada Law, but not under the Delaware Law, the number of authorized shares of any such class of stock may be increased or decreased and the number of shares outstanding may be correspondingly increased or decreased by a resolution adopted by the board of directors without stockholders approval.

Actions by Written Consent of Stockholders

Each of the Nevada Law and the Delaware Law provides that, unless the certificate (in Delaware) or articles (in Nevada) of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the Delaware Law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. The Articles contain a provision restricting the Shareholders from acting by written consent in lieu of a meeting; the Certificate does not.

Stockholder Vote for Mergers and Other Corporate Reorganizations

In general, both jurisdictions provide that merger of a corporation or sale of substantially all of its assets requires the approval of a majority of outstanding shares entitled to vote, as well as approval by the board of directors. Neither the Nevada Law nor the Delaware Law requires stockholder approval by the stockholders of a surviving corporation in a merger or consolidation as long as the surviving corporation issues no more than 20% of its voting stock in the transaction.

Dissenters' Rights

In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder's shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under the Delaware Law, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or (2) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of clause (1) or
(2) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except:

- shares of stock of the corporation surviving or resulting from such merger or consolidation;

- shares of stock of any other corporation which at the effective date of the merger or consolidation is either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders;

-        cash in lieu of fractional shares; or

-        any combination of the foregoing.

No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

Under the Nevada Law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of (i) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (ii) a plan of exchange in which the corporation is a party, or (iii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

As with the Delaware Law, the Nevada Law provides an exception to dissenters' rights. Holders of securities listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or held by at least 2,000 stockholders of record are generally not entitled to dissenters' rights. This exception is not, however, available if the articles of incorporation of the corporation issuing the shares state that it is not available, or if the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except specified kinds of consideration (which are essentially identical to those specified in the analogous provision of the Delaware Law). The Articles contain no provision amending the NRS.

Stockholder Inspection Rights

The Delaware Law grants any stockholder of record the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

Under the Nevada Law, only a stockholder of record who owns at least 15% of the corporation's outstanding shares, or has been authorized in writing by holders of at least 15% of the outstanding shares, is entitled to inspect and make copies of the corporation's financial records. Only a person who has been a stockholder of record for at least six months, or who owns at least 5% of the corporation's outstanding shares or has been authorized in writing by holders of at least 5% of the outstanding shares, is entitled to inspect and make copies of the corporation's stock ledger, articles of incorporation and bylaws.

Derivative Suits

Under both the Delaware Law and the Nevada Law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or the stockholder acquired the stock thereafter by operation of law.

Special Meetings of Stockholders

The Delaware Law permits special meetings of stockholders to be called by the board of directors or by any other one or more persons authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

The Nevada Law permits the entire board of directors, any two directors, or the president to call special meetings of stockholders, unless the articles of incorporation or bylaws provide otherwise.

SRM Delaware's Bylaws and the Company's bylaws each provide that a special meeting of stockholders may be called at any time by the Chairman of the Board or a majority of the members of the Board of Directors. In addition, the Company's bylaws permit the President or stockholders holding no less than ten percent (10%) of the issued and outstanding shares of the Company to call a special meeting; SRM Delaware's Bylaws contain no such provisions.

                            Shareholder Vote Required


         Approval of the Merger Agreement will, pursuant to Section 92A.120 of the Nevada Revised Statutes, require the affirmative vote of a majority of the shares entitled to be cast therefor. PLEASE NOTE THAT THE COMPANY'S CONTROLLING SHAREHOLDER HAS ALREADY INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" THIS PROPOSAL. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDER IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS PROPOSAL.

         The Board of Directors recommends that the Shareholders vote "FOR" the Proposal to approve the Merger Agreement and all transactions and developments contemplated thereby.

                            GENERAL AND OTHER MATTERS

         Management knows of no matters other than the matters described above that will be presented to the Meeting. However, if any other matters properly come before the Meeting, or any of its postponements or adjournments, the person or persons voting the proxies will vote them in accordance with his or their best judgment on such matters.

                             SOLICITATION OF PROXIES

         The Company is making the solicitation of proxies and will bear the costs associated therewith. Solicitations will be made by mail only. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's Common Stock.

                              SHAREHOLDER PROPOSALS

         The Board of Directors has not yet determined the date on which the next annual meeting of Stockholders of the Company will be held. Any proposal by a Stockholder intended to be presented at the Company's next annual meeting of Stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to Stockholders in order to be included in the Company's information or proxy statement relating to that meeting.

By Order of the Board of Directors,

Jan Barcikowski,
CEO, President and Chairman of the Board
August 8, 2002

                               PRELIMINARY COPIES

      GENERAL PROXY - SPECIAL MEETING OF SHAREHOLDERS OF SRM NETWORKS, INC.

         The undersigned hereby appoints Jan Barcikowski, with full power of substitution, proxy to vote all of the shares of common stock of SRM Networks, Inc., a Nevada corporation (the "Company") held by the undersigned and with all of the powers the undersigned would possess if personally present at the Special Meeting of shareholders of the Company to be held at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, 101 East 52nd Street, New York, NY, 10022 on August 21, 2002 at 2:00 P.M. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated August 8, 2002 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of the Company's Board of Directors.

1. To approve the Merger Agreement attached as Exhibit A to the Proxy Statement by and between the Company and SRM Networks, Inc., a Delaware corporation, as of August 7, 2002 and all transactions and developments contemplated thereby.

         o  FOR             o AGAINST        o ABSTAIN




         Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

         The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

         Please mark, date, sign and mail your proxy promptly in the envelope provided.

                           Date: August ___, 2002


                           --------------------------------------------
                           (Print name of Shareholder)

                           --------------------------------------------
                           (Print name of Shareholder)


                           --------------------------------------------
                           Signature

                           --------------------------------------------
                           Signature

                           Number of Shares ___________________________

                           Note: Please sign exactly as name appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.

                                                                       Exhibit A

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made and entered into on August 7, 2002, pursuant to Section 92A.190 of the Nevada Revised Statutes (the "NRS") and Section 252 of the General Corporation Law of the State of Delaware (the "GCL") by and between SRM Networks, Inc., a Nevada corporation ("SRM"), and SRM Networks, Inc., a Delaware corporation ("SRM Delaware"), each of which at times being referred to herein individually as a "Constituent Corporation" and collectively as the "Constituent Corporations."

                              W I T N E S S E T H:

         WHEREAS, SRM is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with an authorized capital stock consisting of 50,000,000 shares of common stock, $.001 par value per share (the "Common Shares"), 35,475,000 of which are issued and outstanding on the date hereof, and 5,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Shares"), none of which is outstanding on the date hereof;

         WHEREAS, there are issued and outstanding no options to purchase Common Shares (the "SRM Options") or warrants to purchase such shares (the "SRM Warrants");

         WHEREAS, the Delaware Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with an authorized capital stock consisting of 50,000,000 shares of common stock, $.001 par value per share (the "Common Stock"), one share of which is issued and outstanding on the date hereof and held by Jan Barcikowski, the President of the Delaware Corporation, and 32,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"), none of which is issued and outstanding;

         WHEREAS, the Delaware Corporation has no options (the "Delaware Options") or warrants (the "Delaware Warrants") issued and outstanding;

         WHEREAS, the respective Boards of Directors of the Constituent Corporations have authorized and approved the merger of the Nevada Corporation with and into the Delaware Corporation subject to and upon the terms and conditions of this Merger Agreement (the "Merger") and Sections 92A.120 and 92A.190 of the NRS and Section 252 of the GCL, and have approved this Merger Agreement and directed that it be executed by the undersigned officers and that it be submitted to the shareholders of each of the Constituent Corporations for their approval; and

         WHEREAS, it is the intention of the Constituent Corporations that the Merger shall be a tax-free reorganization within the meaning of Section 368
(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE in consideration of the premises, which are hereby incorporated into the terms hereof, and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the merger, the mode of effectuating the same, and other details and provisions that are deemed desirable, the parties have agreed and do hereby agree, subject to the terms and conditions set forth as follows:

                                    ARTICLE I
                                 TERMS OF MERGER

         1.1 MERGER. On the Effective Date of the Merger (as hereinafter defined), in accordance with the provisions of the NRS and the GCL, the Nevada Corporation shall be merged with and into the Delaware Corporation (at times referred to herein as the "Surviving Corporation") upon the terms and conditions set forth in the subsequent provisions of this Merger Agreement.

         1.2 APPROVAL OF SHAREHOLDERS. This Merger Agreement shall be submitted as promptly as practicable to the respective shareholders of the Nevada Corporation and the Delaware Corporation as provided by the NRS, the GCL and
Section 14 of the Securities and Exchange Act of 1934, as amended, and the federal rules and regulations promulgated thereunder. After adoption and approval of this Merger Agreement and all the transactions and developments contemplated hereby by the respective shareholders of the Nevada Corporation and the Delaware Corporation, and provided this Merger Agreement is not terminated and abandoned pursuant to the provisions hereof, Articles of Merger shall be filed in accordance with the applicable provisions of the NRS and a Certificate of Merger shall be filed in accordance with the applicable provisions of the GCL.

         1.3 FILINGS AND EFFECTIVENESS. As soon as practicable following the date of execution hereof, the Nevada Corporation and the Delaware Corporation will, subject to the approval by the shareholders of each of the Constituent Corporations, cause (i) the Articles of Merger along with any other required document to be filed with the Secretary of State of the State of Nevada pursuant to Section 92A.200 of the NRS, and (ii) the Certificate of Merger along with any other required document to be filed with the Office of the Secretary of the State of Delaware pursuant to Section 252 of the GCL. The Merger shall become effective upon the occurrence of each of the following actions:

         (a) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement shall have been satisfied or duly waived;

         (b) Executed Articles of Merger meeting the requirements of the NRS shall have been filed with the Secretary of State of the State of Nevada and said Secretary of State shall have accepted such Articles of Merger;

         (c) An executed Certificate of Merger meeting the requirements of the GCL shall have been accepted by the Secretary of the State of Delaware and said Secretary of State shall have issued a Certificate of Merger; and

         (d) The Constituent Corporations shall have performed all other requirements of the GCL and the NRS, as the case may be.

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date" and "Effective Time," respectively.

         1.4  EFFECT OF MERGER.

         (a) As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Common Shares, the presently issued and outstanding Common Shares shall be converted on a one-for-one basis into shares of Common Stock.

         (b) At and after the Effective Time, the Merger shall be effective as provided in the applicable provisions of the GCL and the NRS. The corporate existence of the Delaware Corporation, as the Surviving Corporation, with all of its purposes and powers, shall continue unaffected and unimpaired by the Merger, and, as the Surviving Corporation, it shall be governed by the GCL and succeed to all rights, assets, liabilities and obligations of the Nevada Corporation in accordance with the GCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Delaware Corporation and the Nevada Corporation shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Delaware Corporation and the Nevada Corporation shall become the debts, liabilities and duties of the Surviving Corporation. The separate existence and corporate organization of the Nevada Corporation shall cease at the Effective Time, with the Delaware Corporation continuing as the Surviving Corporation of the Merger.

         1.6 CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION. The Certificate of Incorporation of the Delaware Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         1.7 BY-LAWS OF SURVIVING CORPORATION. The By-Laws of the Delaware Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-Laws of the Surviving Corporation until altered, amended or repealed as provided in the By-Laws or as provided by applicable law.

         1.8 DIRECTORS OF SURVIVING CORPORATION. The directors of the Nevada Corporation as of the Effective Date of the Merger shall be and become the directors of the Surviving Corporation.

         1.9 OFFICERS OF SURVIVING COMPANY. The officers of the Nevada Corporation as of the Effective Date of the Merger shall be and become the officers of the Surviving Corporation.

                                   ARTICLE II
                              CONDITIONS TO MERGER

         The obligations of the Constituent Corporations to consummate the Merger are subject to satisfaction of the following conditions:

         2.1  AUTHORIZATION.

         (a) The holders of at least a majority of the outstanding Common Shares and shares of Common Stock shall have approved this Merger Agreement and the Merger. All necessary action shall have been taken to authorize the execution, delivery and performance of this Merger Agreement by each of the Constituent Corporations.

                                   ARTICLE III
                               GENERAL PROVISIONS

         3.1 BINDING AGREEMENT. This Merger Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that this Merger Agreement may not be assigned by any party without the written consent of the other party.

         3.2 AMENDMENTS. The Boards of Directors of the Nevada Corporation and the Delaware Corporation may amend this Merger Agreement at any time prior to the filing of this Merger Agreement (or a certificate in lieu thereof) with the Secretary of State of Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders of either the Nevada Corporation or the Delaware Corporation shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of the Nevada Corporation or the Delaware Corporation,
(ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation, or (iii) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either the Nevada Corporation or the Delaware Corporation.

         3.3 FURTHER ASSURANCES. From time to time, as and when required by the Delaware Corporation or by its successors or assigns, there shall be executed and delivered on behalf of the Nevada Corporation such deeds and other instruments, and there shall be taken or caused to be taken by the Nevada Corporation such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by the Delaware Corporation the title to and possession of all the property, rights, privileges, powers, franchises, assets, immunities and authority of the Nevada Corporation and otherwise to carry out the purposes of this Merger Agreement. The officers and directors of the Delaware Corporation are fully authorized in the name and on behalf of the Nevada Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds or other instruments.

         3.4 ABANDONMENT. At any time before the Effective Date of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Nevada Corporation or the Delaware Corporation, or by both, by the adoption of appropriate resolutions and written notification thereof to the other party to the Merger, notwithstanding the approval of this Merger Agreement by the shareholders of the Nevada Corporation or the Delaware Corporation, or by both. In the event of the termination of this Merger Agreement and the abandonment of the Merger pursuant to the provisions of this section, this Merger Agreement shall become void and have no effect, without any liability on the part of either of the Constituent Corporations or their respective officers, directors or shareholders in respect thereof.

         3.5 GOVERNING LAW. This Merger Agreement shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of New York and, so far as applicable, the merger provisions of the GCL and the NRS.

                         [Signatures on following page]

         IN WITNESS WHEREOF, each of the undersigned corporations has caused this Merger Agreement to be signed in its corporate name by its duly authorized officer as of the date first written above.


         SRM NETWORKS, INC.
          a Nevada corporation

         By:  /s/ Jan Barcikowski
             -----------------------
         Jan Barcikowski,
         President


         SRM NETWORKS, INC.
          a Delaware corporation


         By: /s/ Jan Barcikowski
             -----------------------
         Jan Barcikowski,
         President

                                                                       Exhibit B

                          CERTIFICATE OF INCORPORATION

                                       OF

                               SRM NETWORKS, INC.

                                     * * * *


FIRST:            The name of the corporation is SRM Networks, Inc. (the
                  "Corporation").

SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The aggregate number of shares which the Corporation is authorized to issue is eighty-two million (82,000,000), divided into classes as follows:

                  A. Fifty million (50,000,000) shares of common stock, $.001 par value per share (hereinafter called the "Common Stock"), divided into two classes as follows;

                  B. Thirty-two million (32,000,000) shares of preferred stock, $.001 par value per share, to be issued in series (the "Preferred Stock").

                           The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Preferred Stock of the Corporation:
                           The shares of Preferred Stock may be issued in one or more series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series. Authority is hereby expressly granted to the Board of Directors of the Corporation to fix, subject to the provisions herein set forth, before the issuance of any shares of a particular series, the number, designations and relative rights, preferences, and limitations of the shares of such series including (1) voting rights, if any, which may include the right to vote together as a single class with the Common Stock and any other series of the Preferred Stock with the number of votes per share accorded to shares of such series being the same as or different from that accorded to such other shares,
                           (2) the dividend rate per annum, if any, and the terms and conditions pertaining to dividends and whether such dividends shall be cumulative, (3) the amount or amounts payable upon such voluntary or involuntary liquidation, (4) the redemption price or prices, if any, and the terms and conditions of the redemption, (5) sinking fund provisions, if any, for the redemption or purchase of such shares, (6) the terms and conditions on which such shares are convertible, in the event the shares are to have conversion rights, and (7) any other rights, preferences and limitations pertaining to such series which may be fixed by the Board of Directors pursuant to the Delaware General Corporation Law.

FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the by-laws of the Corporation.

SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

 SEVENTH: The name and address of the sole incorporator is: Henry Nisser, c/o Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, 101 East 52nd Street, New York, New York 10022.

                  I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hands this 15th day of July, 2002.


                                 /s/ Henry Nisser
                                 ----------------------------------------------
                                 Henry Nisser, Law Clerk
                                 Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP 101 East 52nd Street
                                 New York, New York 10022

                                                                       Exhibit C

                                    BYLAWS OF

                               SRM NETWORKS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                    ARTICLE I
                               OFFICES AND RECORDS

         Section 1.1. DELAWARE OFFICE. The principal office of SRM Networks, Inc. (the "Corporation") in the State of Delaware shall be located in the City of Wilmington, County of New Castle, and the name and address of its registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware.

         Section 1.2. OTHER OFFICES. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

         Section 1.3. BOOKS AND RECORDS. The books and records of the Corporation may be kept at the Corporation's headquarters or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.

                                   ARTICLE II
                                  STOCKHOLDERS

         Section 2.1. ANNUAL MEETINGS. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

         Section 2.2. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board or a majority of the members of the Board of Directors.

         Section 2.3. NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the written notice of any meeting shall be given not less than ten or more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

         Section 2.4. ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof is announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 2.5. QUORUM. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 2.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         Section 2.6. ORGANIZATION. Meetings of stockholders shall be presided over by the Chairman of the Board, or in his or her absence by the President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 2.7.  VOTING.

                  (a) Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, any corporate action, other than the election of Directors, the affirmative vote of the majority of shares entitled to vote on that matter and represented either in person or by proxy at a meeting of stockholders at which a quorum is present shall be the act of the stockholders of the Corporation.

                  (b) Unless otherwise provided for in the Certificate of Incorporation of the Corporation, Directors will be elected by a majority of the votes cast by the shares, present in person or by proxy, entitled to vote in the election at a meeting at which a quorum is present and each stockholder entitled to vote has the right to vote the number of shares owned by him or her for as many persons as there are Directors to be elected. The Board of Directors may at any time amend this provision to reduce the number of votes cast for the election of a director to a plurality of the votes cast in the manner provided immediately above.

                  (c) Except as otherwise provided by statute, the Certificate of Incorporation, or these Bylaws, at each meeting of stockholders, each stockholder of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his or her name on the books of the Corporation.

         Section 2.8 PROXIES. Each stockholder entitled to vote or to express consent or dissent without a meeting, may do so either in person or by proxy, so long as such proxy is executed in writing by the stockholder himself or herself, or by his or her attorney-in-fact thereunto duly authorized in writing. Every proxy shall be revocable at will unless the proxy conspicuously states that it is irrevocable and the proxy is coupled with an interest. A telegram, telex, cablegram, or similar transmission by the stockholder, or as a photographic, photostatic, facsimile, shall be treated as a valid proxy, and treated as a substitution of the original proxy, so long as such transmission is a complete reproduction executed by the stockholder. No proxy shall be valid after the expiration of three years from the date of its execution, unless otherwise provided in the proxy. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

         Section 2.9 ACTION WITHOUT A MEETING. Unless otherwise provided for in the Certificate of Incorporation of the Corporation, any action to be taken at any annual or special stockholders' meeting, may be taken without a meeting, without prior notice and without a vote if a written consent or consents is/are signed by the stockholders of the Corporation having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereat were present and voted is delivered by hand or by certified or registered mail, return receipt requested, to the Corporation to its principal place of business or an officer or agent of the Corporation having custody of the books in which proceedings of stockholders' meetings are recorded.

         Section 2.10. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (ii) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 2.11. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to which stockholders are entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 2.12. CONDUCT OF MEETINGS. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         Section 2.13. INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS. The Board of Directors by resolution may appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                                   ARTICLE III
                               BOARD OF DIRECTORS

         Section 3.1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

         Section 3.2. NUMBER; QUALIFICATIONS. The Board of Directors need not be composed of a particular number of members nor must such number be within any particular range, unless the Certificate of Incorporation, an amendment to these Bylaws or the Board of Directors shall otherwise provide. The number of Directors shall until such time, if ever, be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders or residents of the State of Delaware.

         Section 3.3. ELECTION, RESIGNATION. The first Board of Directors shall hold office until the first annual meeting of stockholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors. Thereafter, each Director will be elected at the annual meeting of stockholders and shall hold office until the annual meeting of the stockholders next succeeding his or her election, or until his or her prior death, resignation or removal. Any Director may resign at any time upon written notice to the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall be effective upon receipt unless the notice specifies a later time for that resignation to become effective.

         Section 3.4. VACANCIES. Any newly created directorship resulting from an increase in the authorized number of Directors or any vacancy occurring in the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the affirmative vote of the remaining members of the Board of Directors, though less than a quorum of the Board of Directors, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he or she has replaced or until his or her successor is elected and qualified. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute. No decrease in the number of Directors constituting the whole Board shall shorten the term of any incumbent Director.

                  Section 3.5. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

                  Section 3.6. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, the Secretary, or by any two members of the Board of Directors. Notice of the date, time and place of a special meeting of the Board of Directors shall be delivered by the person or persons calling the meeting personally, by facsimile or by telephone to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Directors' address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegraph, it shall be delivered at least forty-eight hours before the time of the holding of the special meeting. If by facsimile transmission, such notice shall be transmitted at least twenty-four hours before the time of holding of the special meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or purposes of the special meeting or the place of the special meeting, if the meeting is to be held at the principal office of the Corporation.

         Section 3.7. TELEPHONIC MEETINGS PERMITTED. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

         Section 3.8. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the Directors present, whether or not a quorum, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four hours. If the meeting is adjourned for more than twenty-four hours, then notice of the time and place of the adjourned meeting shall be given to the Directors who were not present at the time of the adjournment in the manner specified in Section 3.6.

         Section 3.9. ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 3.10. INFORMAL ACTION BY DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

         Section 3.11. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.11 shall not be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

         Section 3.12 REMOVAL. One or more or all the Directors of the Corporation may be removed for cause at any time by the stockholders, at a special meeting of the stockholders called for that purpose, provided however, such Director shall not be removed if the Certificate of Incorporation or Bylaws provides that its Directors shall be elected by cumulative voting and there are a sufficient number of shares cast against his or her removal, which if cumulatively voted at an election of Directors would be sufficient to elect him or her.

                                   ARTICLE IV
                                   COMMITTEES

         Section 4.1. COMMITTEES. The Board of Directors may designate from among its members one or more standing or special committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

         Section 4.2. COMMITTEE RULES. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

         Section 4.3. MINUTES OF MEETINGS. All committees appointed in accordance with Section 4.1 shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the Corporation.

                                    ARTICLE V
                                    OFFICERS

         Section 5.1. DESIGNATIONS. The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary, Chief Financial Officer and, at the discretion of the Board of Directors, one or more Directors and one or more Vice-Presidents (one or more of whom may be Executive Vice-Presidents). The Board of Directors shall appoint all officers. Any two or more offices may be held by the same individual.

         Section 5.2. APPOINTMENT AND TERM OF OFFICE. The officers of the Corporation shall be appointed annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. Each officer shall hold office until a successor shall have been appointed and qualified, or until such officer's earlier death, resignation or removal.

         Section 5.3. POWERS AND DUTIES. If the Board appoints persons to fill the following positions, such officers shall have the power and duties set forth below:

                  (a) THE CHAIRMAN: The Chairman shall have general control and management of the Board of Directors and may also be the President of the Corporation. He or she shall preside at all meetings of the Board of Directors at which he or she is present. He or she shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him or her by the Board of Directors.

                  (b) THE PRESIDENT: The President of the Corporation shall be generally responsible for the proper conduct and the day to day operations of the business of the Corporation. He or she shall possess power to sign all certificates, contracts and other instruments of the Corporation. In the absence of the Chairman, he or she shall preside at all meetings of the stockholders. He or she shall perform all such other duties as are incident to his or her office or are properly required of him or her by the Board of Directors.

                  (c) CHIEF FINANCIAL OFFICER: The Chief Financial Officer shall keep or cause to be kept adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director. The Chief Financial Officer shall
(1) deposit corporate funds and other valuables in the Corporation's name and to its credit with depositories designated by the Board of Directors; (2) make disbursements of corporate funds as authorized by the Board of Directors; (3) render a statement of the corporation's financial condition and an account of all transactions conducted as chief financial officer whenever requested by the President or the Board of Directors; and (4) have other powers and perform other duties as prescribed by the President or the Board of Directors or the Bylaws. Unless the board of directors has elected a separate Treasurer, the Chief Financial Officer shall be deemed to be the treasurer for purposes of giving any reports or executing any certificates or other documents.

                   (d) VICE PRESIDENT: Each Vice-President shall have such powers and discharge such duties as may be assigned to him or her from time to time by the President or the Board of Directors.

                  (e) SECRETARY AND ASSISTANT SECRETARIES: The Secretary shall issue notices for all meetings, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to his or her office, or are properly required of him or her by the Board of Directors. The Assistant Secretary, if any, or Assistant Secretaries in order designated by the Board of Directors, shall perform all of the duties of the Secretary during the absence or disability of the Secretary, and at other times may perform such duties as are directed by the President or the Board of Directors.

         Section 5.4. DELEGATION. In the case of the absence or inability to act of any officer of the Corporation and of any person herein authorized to act in such officer's place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any Director or other person whom it may in its sole discretion select.

         Section 5.5. VACANCIES. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board. The appointee shall hold office for the unexpired term and until his or her successor is duly elected and qualified.

         Section 5.6. OTHER OFFICERS. The Board of Directors, or a duly appointed officer to whom such authority has been delegated by Board resolution, may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 5.7. RESIGNATION. An officer may resign at any time by delivering notice to the Corporation. Such notice shall be effective when delivered unless the notice specifies a later effective date. Any such resignation shall not affect the Corporation's contract rights, if any, with the officer.

         Section 5.8. REMOVAL. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 5.9. BONDS. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

                                   ARTICLE VI
                                      STOCK

         Section 6.1. ISSUANCE OF SHARES. No shares of the Corporation shall be issued unless authorized by the Board of Directors or a duly constituted committee thereof. Such authorization shall include the number of shares to be issued, the consideration to be received and a statement regarding the adequacy of the consideration.

         Section 6.2. CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him or her in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 6.3. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation indemnification or a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

         Section 6.4.  TRANSFERS OF STOCK.

                  (a) Transfers of stock shall be made only upon the stock transfer records of the Corporation, which records shall be kept at the registered office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register and to record transfers of shares therein.

                  (b) Shares of certificated stock shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificates or an assignment separate from the certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate. No shares of certificated stock shall be transferred on the records of the Corporation until the outstanding certificates therefor have been surrendered to the Corporation or to its transfer agent or registrar.

         Section 6.5. SHARES OF ANOTHER CORPORATION. Shares owned by the Corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the Corporation.

                                   ARTICLE VII
                                 INDEMNIFICATION

         Section 7.1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

         Section 7.2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a Director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Director or officer to repay all amounts advanced if it should be ultimately determined that the Director or officer is not entitled to be indemnified under this Article VII or otherwise.

         Section 7.3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

                  Section 7.4. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or Directors or otherwise.

         Section 7.5. OTHER INDEMNIFICATION. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

         Section 7.6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         Section 8.1. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

         Section 8.2. SEAL. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

                  Section 8.3. WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, Directors or members of a committee of Directors need be specified in any written waiver of notice.

         Section 8.4. INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         Section 8.5. BOOKS AND RECORDS. The Corporation shall maintain appropriate accounting records and shall keep as permanent records minutes of all meetings of its stockholders and Board of Directors, a record of all actions taken by the Board of Directors without a meeting and a record of all actions taken by a committee of the Board of Directors. In addition, the Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders in alphabetical order by class of shares showing the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

         Section 8.6. AMENDMENT OF BYLAWS. In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized to adopt, repeal or amend the Bylaws of the Corporation by the vote of a majority of the entire Board of Directors. The Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made, by a majority vote of the stockholders at the time entitled to vote in the election of Directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors.